UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
☒ Filed by the Registrant ☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
CENTURY THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

25 North 38th Street, 11th Floor
Philadelphia, Pennsylvania 19104
2026 SPECIAL MEETING OF STOCKHOLDERS
To be Held on January 22, 2026
December 2, 2025
Dear Stockholder:
We are pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”), of Century Therapeutics, Inc. (“Century”, the “Company”, “we”, or “us”), which will be held virtually at 9:00 a.m., Eastern Time, on January 22, 2026 for the following purposes:
1.
to approve an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share (“Common Stock”) by a ratio of any whole number between 1-for-5 and 1-for-30, the implementation and timing of which shall be subject to the discretion of our Board of Directors (the “Board”); and

2.
to approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal or to establish a quorum.

The Special Meeting can be accessed via the Internet at https://edge.media-server.com/mmc/p/xqpg9wru using the password century2026.
Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of 2026 Special Meeting of Stockholders (the “Notice”) and 2026 Special Meeting Proxy Statement (the “Proxy Statement”). You are entitled to vote at our Special Meeting and any adjournments thereof only if you were a stockholder as of November 25, 2025.
Your vote is important. Whether or not you plan to virtually attend the Special Meeting, we encourage you to vote as soon as possible to ensure that your shares are represented. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.
If you have any questions with respect to voting, please call our Senior Vice President, Finance and Operations, Douglas Carr, at (267) 817-5790.
Sincerely,
/s/ Brent Pfeiffenberger, Pharm.D. Brent Pfeiffenberger, Pharm.D. President, Chief Executive Officer & Chairman of the Board
THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MADE AVAILABLE ON OR ABOUT DECEMBER 2, 2025.

NOTICE OF 2026 SPECIAL MEETING OF STOCKHOLDERS
To be Held on January 22, 2026
Dear Stockholders:
You are invited to attend Century’s Special Meeting. At the Special Meeting, stockholders will vote:
1.
to approve an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-5 and 1-for-30 (the “Certificate of Amendment”), the implementation and timing of which shall be subject to the discretion of our Board (the “Reverse Stock Split Proposal”); and

2.
to approve adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal or to establish a quorum (the “Adjournment Proposal”).

Stockholders also will transact any other business that may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.
MEETING INFORMATION
Date:	January 22, 2026
Time:	9:00 a.m., Eastern Time
Website Address:	The meeting can be accessed by visiting https://edge.media-server.com/mmc/p/xqpg9wru (password: century2026), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.
Record Date:	You can vote if you were a stockholder of record on November 25, 2025.
Your vote matters. Whether or not you plan to virtually attend the Special Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.
By Order of the Board of Directors,
/s/ Douglas Carr

Douglas Carr
Senior Vice President, Finance and Operations, Principal Financial Officer and Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON January 22, 2026. This Proxy Statement and the proxy card are being furnished to our stockholders on or about December 2, 2025. This Proxy Statement is available to holders of our Common Stock at www.astproxyportal.com/ast/24419.

SUMMARY INFORMATION
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider and we encourage you to read this Proxy Statement carefully before voting.
2026 Special Meeting of Stockholders
TIME AND DATE	RECORD DATE	WEBSITE ADDRESS
Thursday, January 22, 2026 9:00 a.m., Eastern Time	November 25, 2025
The meeting can be accessed by visiting https://edge.media-server.com/mmc/p/xqpg9wru (password: century2026), where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Summary of Stockholder Voting Matters
VOTING MATTERS	FOR MORE INFORMATION	BOARD OF DIRECTORS RECOMMENDATION

PROPOSAL 1: Approval of an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-5 and 1-for-30, the implementation and timing of which shall be subject to the discretion of our Board
	Page 5	✓ FOR
PROPOSAL 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal or to establish a quorum	Page 14	✓ FOR
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | i

GENERAL INFORMATION ABOUT THE MEETING
PROXY SOLICITATION
The Company is soliciting your vote on matters that will be presented at the Special Meeting and at any adjournment thereof. This Proxy Statement contains information on these matters to assist you in voting your shares.
This Proxy Statement and the proxy card are being furnished to our stockholders on or about December 2, 2025. This Proxy Statement is available to holders of our Common Stock at www.astproxyportal.com/ast/24419.
STOCKHOLDERS ENTITLED TO VOTE
All stockholders of record of our Common Stock at the close of business on November 25, 2025 (the “Record Date”), are entitled to receive the Notice and to vote their shares at the Special Meeting. As of that date, 87,405,311 shares of our Common Stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.
VOTING METHODS
You may cast your vote in any of the following ways:
HOW YOUR SHARES WILL BE VOTED
In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:
•
Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet or by telephone after 11:59 p.m., Eastern Time, on January 21, 2026.

•
Sign a new proxy card and submit it by mail, which must be received no later than January 21, 2026. Only your latest dated proxy card will be counted.

•
Give our Secretary written notice before or during the meeting that you want to revoke your proxy.

•
Virtually attend the Special Meeting at https://edge.media-server.com/mmc/p/xqpg9wru (password: century2026).

•
Virtually attending the Special Meeting will not by itself revoke a previously granted proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.
Deadline for Voting. The deadline for voting by telephone or Internet, other than by virtually attending the Special Meeting, is 11:59 p.m. Eastern Time on January 21, 2026. If you are a registered stockholder and virtually attend the Special Meeting, you may deliver your vote online during the Special Meeting. “Street name” stockholders who wish to vote at the Special Meeting will need to obtain a proxy form from the institution that holds their shares.
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING
BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL
If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.
A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how votes withheld, broker non-votes and abstentions are treated with respect to our proposals:
VOTING MATTERS	VOTES REQUIRED	TREATMENT OF ABSTENTIONS AND BROKER NON-VOTES	BROKER DISCRETIONARY VOTING

PROPOSAL 1: Approval of an amendment to the Charter to effect a reverse stock split of our outstanding shares of Common Stock by a ratio of any whole number between 1-for-5 and 1-for-30, the implementation and timing of which shall be subject to the discretion of the Board
	Majority of shares of capital stock issued and outstanding and entitled to vote	Abstentions and broker non-votes will have the effect of voting against the proposal	Yes
PROPOSAL 2: Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal or to establish a quorum	Majority of the votes properly cast	Abstentions and broker non-votes will have no effect on the outcome of the proposal	Yes
QUORUM
We must have a quorum to conduct business at the Special Meeting. A quorum consists of the presence at the Special Meeting, either attending the meeting virtually or represented by proxy, of the holders of shares of capital stock representing a majority of the voting power of all outstanding shares of capital stock entitled to vote. For the purpose of establishing a quorum, votes withheld, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes count toward the quorum. If there is no quorum, the holders of shares of capital stock representing a majority of the voting power virtually attending the Special Meeting or represented by proxy or the presiding officer of the meeting may adjourn the Special Meeting to another date.
PROXY SOLICITATION COSTS
We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 15, 2025, except to the extent otherwise indicated in the footnotes below, by (a) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (b) each named executive officer of the Company, (c) each director of the Company, and (d) all executive officers and directors as a group.
The percentage of Common Stock outstanding is based on 87,313,356 shares of our Common Stock outstanding as of November 15, 2025. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of Common Stock subject to options that are currently exercisable or exercisable within sixty days of November 15, 2025 to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104.
NAME OF BENEFICIAL OWNER	SHARES BENEFICIALLY OWNED
	NUMBER OF SHARES	PERCENTAGE
Greater than 5% Stockholders
Versant Entities(1)	12,166,109	13.93%
FUJIFILM Cellular Dynamics, Inc.(2)	6,955,207	7.97%
Bayer World Investments B.V.(3)	12,675,838	14.52%
Named Executive Officers and Directors
Brent Pfeiffenberger, Pharm.D.(4)	983,179	1.13%
Douglas Carr(5)	542,861	*
Gregory Russotti, Ph.D.(6)	1,096,189	1.26%
Kimberly Blackwell, M.D.(7)	227,227	*
Daphne Quimi(8)	132,744	*
Timothy P. Walbert(9)	127,744	*
Alessandro Riva, M.D.(10)	227,227	*
Carlo Rizzuto, Ph.D.(11)	147,616	*
All executive officers and directors as a group (8 persons)(12)	3,812,840	4.37%

*
Less than 1%

(1)
Based solely upon information set forth in a Schedule 13G/A filed on February 8, 2024. Consists of (i) 11,452,014 shares of Common Stock held by Versant Venture Capital VI, L.P. (“Versant VI”), and (ii) 714,095 shares of Common Stock held by Versant Vantage II GP-GP, LLC (“Versant II”). Versant Ventures VI GP, L.P. (“Versant VI GP LP”) is the sole general partner of Versant VI and Versant Ventures VI GP-GP, LLC is the sole general partner of Versant VI GP LP and has voting and dispositive control over the shares held by Versant VI. Jerel Davis, Brad Bolzon, Tom Woiwode, Clare Ozawa, Kirk Nielsen and Robin Praeger, the managing directors of Versant Ventures VI GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant VI and may be deemed to have indirect beneficial ownership of the shares held by Versant VI but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. Versant Vantage II GP, L.P. (“Versant II GP LP”) is the sole general partner of Versant II and Versant Vantage II GP-GP, LLC is the sole general partner of Versant II GP LP and has voting and dispositive control over the shares held by Versant II. Dr. Davis, Mr. Bolzan, Mr. Woiwode, Ms. Owaza, Alex Mayweg and Ms. Praeger, the managing directors of Versant Vantage II GP-GP, LLC, may be deemed to possess voting and dispositive control over the shares held by Versant II and may be deemed to have indirect beneficial ownership of the shares held by Versant II but disclaims beneficial ownership of such securities, except to the extent of their respective pecuniary interest therein, if any. The business address for each of Versant VI, Versant VI GP LP, Versant Ventures VI GP-GP, LLC, Versant II, Versant II GP LP and Versant Vantage II GP-GP, LLC is One Sansome Street, Suite 3630, San Francisco, CA 94104.

(2)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. FCDI is an indirect, wholly owned subsidiary of FUJIFILM Holdings Corporation, which has sole voting and investment power over the Century shares held by FCDI. The address for FUJIFILM Holdings Corporation is 7-3, Akasaka 9-chome, Minato-ku, Tokyo 107-0052, Japan.

Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(3)
Based solely upon information set forth in a Schedule 13G filed on February 11, 2022. Bayer World Investments B.V. is a subsidiary of Bayer AG and voting and investment decisions with respect to these shares are made by Bayer AG’s Board of Management, which consists of Werner Baumann, Liam Condom, Serena Lin, Wolfgang Nickl, Stefan Oelrich, and Heiko Schipper. Each of Messrs. Baumann, Condon, Nickl, Oelrich, Schipper, and Ms. Lin disclaim beneficial ownership over the shares held by Bayer World Investments B.V. The address for Bayer World Investments B.V. is Bayer AG, Kaiser-Wilhelm-Allee 3, 51373 Leverkusen, Germany.

(4)
Consists of (i) 635,378 shares of common stock; (ii) 1,089 restricted stock units that vest within 60 days of November 15, 2025; and (iii) options to purchase 346,712 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(5)
Consists of (i) 391,693 shares of common stock; (ii) 875 restricted stock units that vest within 60 days of November 15, 2025; and (iii) options to purchase 150,293 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(6)
Consists of (i) 349,281 shares of common stock; (ii) 1,500 restricted stock units that vest within 60 days of November 15, 2025; and (iii) options to purchase 745,408 shares of our common stock that can be exercised within 60 days of November 15, 2025; and (iv) 92,773 shares of Common Stock held by the Gregory Russotti 2021 Family Trust. Christine Russotti and Mary Jane Laurer are trustees.

(7)
Consists of options to purchase 227,227 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(8)
Consists of (i) 5,000 shares of common stock and (ii) options to purchase 127,744 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(9)
Consists of options to purchase 127,744 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(10)
Consists of options to purchase 227,227 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(11)
Consists of options to purchase 147,616 shares of our common stock that can be exercised within 60 days of November 15, 2025.

(12)
Consists of (i) 26,706 restricted stock units that vest within 60 days of November 15, 2025; and (ii) options to purchase 2,239,421 shares of our common stock that can be exercised within 60 days of November 15, 2025.

Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 4

ITEMS TO BE VOTED ON
PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-5 AND 1-FOR-30, THE IMPLEMENTATION AND TIMING OF WHICH SHALL BE SUBJECT TO THE DISCRETION OF THE BOARD
We are seeking stockholder approval to grant the Board discretionary authority to amend the Charter, if at all, to effect a reverse stock split of our outstanding shares of Common Stock, at any time before June 30, 2026, by a ratio of any whole number between 1-for-5 and 1-for-30 (the “Reverse Stock Split”).
The Reverse Stock Split will not change the number of authorized shares of Common Stock or the relative voting power of such holders of our outstanding Common Stock. The number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The Reverse Stock Split, if effected, would affect all of our stockholders uniformly.
The Board unanimously approved, and recommended seeking stockholder approval of the Reverse Stock Split, on November 18, 2025. If this Reverse Stock Split is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split. The Board’s decision as to whether and when to effect the Reverse Stock Split, if approved by the stockholders, will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.
The Reverse Stock Split will also affect our outstanding stock options, restricted stock units and shares of Common Stock, including those issued under our equity incentive plans, as well as our outstanding warrants. Under these plans and securities, the number of shares of Common Stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the Reverse Stock Split.
The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to the Board or our stockholders.
There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). The Board believes that the benefits to the Company outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.
Reasons for the Reverse Stock Split
The Board believes that effecting the Reverse Stock Split would increase the price of our Common Stock which would, among other things, help us to:
•
Meet certain listing requirements of the Nasdaq Capital Market;

•
Appeal to a broader range of investors to generate greater interest in the Company; and

•
Improve perception of our Common Stock as an investment security.

Meet Nasdaq Requirements for Continued Listing
Our Board is seeking authority to effect the Reverse Stock Split with the primary intent of increasing the market price of our Common Stock so as to be able to demonstrate compliance with Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”) by evidencing a closing bid price of $1.00 or more per share for a minimum of ten consecutive trading sessions and potentially avoid delisting of our Common Stock.
Our Common Stock is currently listed on the Nasdaq Capital Market under the symbol “IPSC.” On February 26, 2025, we received a deficiency letter from the Nasdaq Listing Qualifications Staff (“Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying us that based on the closing bid price for the last 30 consecutive business days, we were not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Global
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 5

ITEMS TO BE VOTED ON
Select Market, as set forth in the Bid Price Rule. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided a period of 180 calendar days, or until August 26, 2025 (the “Initial Compliance Date”), to regain compliance with the Bid Price Rule.
We did not regain compliance with the Bid Price Rule by the Initial Compliance Date. On August 27, 2025, Nasdaq notified us that it had granted us an additional 180 calendar day period, or until February 23, 2026 (the “Extended Compliance Date”), to regain compliance with the Bid Price Rule. Nasdaq’s determination was based on, among other things, (1) the Company meeting the continued listing requirement for market value of publicly held shares and all other initial listing requirements for the Nasdaq Capital Market, with the exception of the Bid Price Rule, and (2) the Company’s written notice of its intention to cure the deficiency by effecting a reverse stock split, if necessary. On August 27, 2025, Nasdaq approved our transfer from the Nasdaq Global Select Market to the Nasdaq Capital Market. This transfer became effective at the opening of business on August 27, 2025. If we do not comply with the Bid Price Rule by the Extended Compliance Date, the Staff will provide written notification that our Common Stock will be delisted from Nasdaq.
In the event we are delisted from Nasdaq, it is possible our shares may commence trading on the OTC Markets or another quotation medium. As a result, an investor would likely find it more difficult to trade or obtain accurate price quotations for our shares. Delisting would likely also reduce the visibility, liquidity, and value of our Common Stock, reduce institutional investor interest in our company, and may increase the volatility of our Common Stock. Delisting could also cause a loss of confidence of potential industry partners, lenders, and employees, which could further harm our business and our future prospects. Further, a delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing or use our shares for business development or other corporate initiatives.
We believe that effecting the Reverse Stock Split will help us avoid delisting from Nasdaq and any resulting consequences. Accordingly, we believe that the Reverse Stock Split is our best proactive option for demonstrating compliance with the Bid Price Rule prior to the Extended Compliance Deadline, which is one condition for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our Common Stock resulting from the Reverse Stock Split should, absent other factors, assist in ensuring that the per share market price of our Common Stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would comply with the Bid Price Rule following the Reverse Stock Split.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company
An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients lower-priced securities. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect the Reverse Stock Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.
Improve the Perception of Our Common Stock as an Investment Security
The Board believes that effecting the Reverse Stock Split is one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.
Criteria the Board May Use to Determine to Implement the Reverse Stock Split
If our stockholders adopt and approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the range of 1-for-5 to 1-for-30, would be determined by our Board in its sole discretion and publicly announced by us prior to the effective time of the
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 6

ITEMS TO BE VOTED ON
Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, if any, our Board may consider, among other things, factors such as:
•
our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;

•
the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•
the historical market prices and trading volume of our Common Stock and the anticipated or actual impact of the Reverse Stock Split on the market prices and trading volume for our Common Stock;

•
the number of shares of our Common Stock outstanding prior to and after the Reverse Stock Split;

•
the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock; and

•
prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split
Even if the Reverse Stock Split is effected, we may not be able to satisfy all of the other requirements for continued listing of our Common Stock on the Nasdaq Capital Market or other stock exchange.
As discussed above, the Board is submitting the proposed Reverse Stock Split to our stockholders for approval with the primary intent of increasing the minimum bid price of our Common Stock to regain and maintain compliance with the listing requirements of the Nasdaq Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors. However, continued listing on such exchange requires compliance with a variety of other qualitative and quantitative listing standards. Even if we effect the Reverse Stock Split, we may not be able to satisfy or maintain listing requirements on the Nasdaq Capital Market or any other stock exchange. We cannot provide any assurances that we will be able to maintain a listing of our Common Stock on the Nasdaq Capital Market or any other stock exchange.
The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term
As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.
The Reverse Stock Split May Decrease the Liquidity of our Common Stock
The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.
The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell
If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service”
Notice of Special Meeting of Stockholders and 2025 Proxy Statement | 7

ITEMS TO BE VOTED ON
brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.
The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization
The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.
Principal Effects of the Reverse Stock Split
The following table illustrates the effects of a 1-for-5, 1-for-10, 1-for-20 and 1-for-30 Reverse Stock Split on our outstanding Common Stock as of September 30, 2025, which reflect the low, middle and high end of the range that our stockholders are being asked to adopt and approve, without giving effect to any adjustments for fractional shares:
	Before Reverse Stock Split as of September 30, 2025	5:1 Reverse Stock Split Ratio	10:1 Reverse Stock Split Ratio	20:1 Reverse Stock Split Ratio	30:1 Reverse Stock Split Ratio
Authorized Common Stock	310,000,000	310,000,000	310,000,000	310,000,000	310,000,000
Common stock issued and outstanding	86,527,767	17,305,553	8,652,776	4,326,388	2,884,258
Warrants to purchase Common Stock outstanding	32,009	6,401	3,200	1,600	1,066
Common stock issuable upon exercise of outstanding stock options, and settlement of restricted stock units	16,027,772	3,205,554	1,602,777	801,388	534,259
Common stock reserved for issuance for future grants under our 2021 Equity Incentive Plan	3,959,420	791,884	395,942	197,971	131,980
Common stock reserved for issuance for future grants under our 2021 Employee Stock Purchase Plan	639,745	127,949	63,974	31,987	21,324
Common stock authorized but unissued and unreserved/unallocated	202,813,287	288,562,659	299,281,331	304,640,666	306,427,113
The Reverse Stock Split will affect all of our stockholders uniformly and will not materially affect any stockholder’s percentage ownership interests in the Company or proportionate voting power. The Reverse Stock Split will not change the terms of our Common Stock. The shares of new Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized (other than as a result of the payment of cash in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split. The number of stockholders of record will not be affected by a Reverse Stock Split (except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after such Reverse Stock Split).
The Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. After the Split Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will continue to be subject to the periodic reporting requirements of the Exchange Act.
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The principal effects of a Reverse Stock Split on will be that:
•
each five (30) to thirty (30) shares of our Common Stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by the Board), will be combined into one new share of our Common Stock;

•
no fractional shares of Common Stock will be issued in connection with any Reverse Stock Split; instead, holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share as explained more fully below;

•
based upon the Reverse Stock Split ratio selected by the Board, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all then outstanding stock options, restricted stock units and warrants, which will result in a proportional decrease in the number of shares of our Common Stock reserved for issuance upon exercise or vesting of such stock options, restricted stock units and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants; and

•
the number of shares then reserved for issuance under our equity compensation plans will be reduced proportionately based upon the Reverse Stock Split ratio selected by the Board (as described below).

Principal Effects of the Reverse Stock Split on Our Outstanding Equity Awards, Future Awards under Our Incentive Plans, and Future Purchases under our At-The-Market Offering
If the Reverse Stock Split is implemented, the number of shares of Common Stock subject to outstanding options, restricted stock unit awards and other equity awards issued by the Company, and the number of shares reserved for future issuance and all other share limits, under the Company’s 2021 Equity Incentive Plan and 2021 Employee Stock Purchase Plan will be reduced by the same ratio as the reduction in the outstanding shares, in each case rounded down to the nearest whole share. Correspondingly, the exercise price for individual outstanding options, on a per share basis, will be proportionally increased (the aggregate exercise price for all outstanding options will be unaffected, except for the rounding described below, but following the Reverse Stock Split such exercise price will apply to a reduced number of shares), in each case rounded up to the nearest cent. As of September 30, 2025, there were outstanding stock options to purchase an aggregate of 9,322,343 shares of Common Stock, at a weighted average exercise price of $4.10 per share. Assuming, for example, a 1-for-10 Reverse Stock Split, the number of shares covered by outstanding options will be reduced to one-tenth the number currently issuable, and the exercise price of outstanding options will be increased by ten times the current exercise price, rounded up to the nearest cent. In addition, the number of shares of our Common Stock we could offer in our at-the-market offering will be reduced by the same ratio as the reduction in the outstanding shares such that fewer shares would be available for sale in such offering.
Authorized Shares of Common Stock
We are currently authorized under our Charter to issue up to a total of 310,000,000 shares of capital stock, comprised of 300,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. The Reverse Stock Split will not result in a reduction in the total number of shares of shares of capital stock that we are authorized to issue. Stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of Common Stock, the Certificate of Amendment will result in a relative increase in the number of authorized and unissued shares of Common Stock.
Effective Date
The proposed Reverse Stock Split and corresponding proportionate Authorized Shares Reduction would become effective at 12:01 a.m., Eastern time, on the date to be set forth in the Certificate of Amendment (the “Reverse Split Effective Time”). Except as explained below with respect to fractional shares, effective as of 12:01 a.m., Eastern time, on the Reverse Split Effective Date, shares of Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of us or our stockholders, into a lesser number of new shares of our Common Stock in accordance with the Reverse Stock Split ratio determined by our Board within the limits set forth in this Proposal 1.
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ITEMS TO BE VOTED ON
Cash Payment in Lieu of Fractional Shares
No fractional shares of Common Stock will be issued as a result of any Reverse Stock Split. Instead, in lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the Reverse Stock Split, the Company will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of our Common Stock on the Nasdaq Capital Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Stock Split (with such average closing sales prices being adjusted to give effect to the Reverse Stock Split). After the Reverse Stock Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.
As of November 25, 2025, there were 56 stockholders of record of our Common Stock, which number of record holders includes those holders who are deemed record holders for purposes of the Exchange Act. Upon stockholder approval of this Proposal 1, if our Board elects to implement the proposed Reverse Stock Split, stockholders owning, prior to the Reverse Stock Split, less than the number of whole shares of Common Stock that will be combined into one share of Common Stock in the Reverse Stock Split would no longer be stockholders. For example, if a stockholder held five shares of Common Stock immediately prior to the Reverse Stock Split and the Reverse Stock Split ratio selected by the Board was 1:10, then such stockholder would cease to be a stockholder of the Company following the Reverse Stock Split and would not have any voting, dividend or other rights except to receive payment for the fractional share as described above.
Record and Beneficial Stockholders
If this Proposal 1 is approved by our stockholders and our Board elects to implement the Reverse Stock Split, stockholders of record holding all of their shares of our Common Stock electronically in book-entry form under the direct registration system for securities will be automatically exchanged by the exchange agent and will receive a transaction statement at their address of record indicating the number of new post-split shares of our Common Stock they hold after the Reverse Stock Split along with payment in lieu of any fractional shares. Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
If this Proposal 1 is approved by our stockholders and our Board elects to implement a Reverse Stock Split, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal from the Company or its exchange agent, as soon as practicable after the effective date of the Reverse Stock Split. Our transfer agent is expected to act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. No new post-Reverse Stock Split share certificates will be issued to a stockholder holding shares in certificate form until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.
STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.
Potential Anti-Takeover Effect
An increase in the number of our authorized but unissued shares of Common Stock relative to the number of outstanding shares of Common Stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the Reverse Stock Split might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue Common Stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional Common Stock would dilute the voting power of the Common Stock and preferred stock then outstanding. Our Common Stock
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ITEMS TO BE VOTED ON
could also be issued to purchasers who would support the Board in opposing a takeover bid which our board determines not to be in our best interests and those of our stockholders. The Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us and the Reverse Stock Split is not part of any plan by the Board to recommend or implement a series of anti-takeover measures.
Accounting Matters
The par value of the shares of our Common Stock is not changing as a result of the implementation of the Reverse Stock Split. Our stated capital, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced proportionately on the effective date of the Reverse Stock Split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our Common Stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the Reverse Stock Split because there will be fewer shares of Common Stock outstanding.
No Dissenters’ or Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Certificate of Amendment to effect the Reverse Stock Split and we will not independently provide our stockholders with any such right.
Certain Material U.S. Federal Income Tax Considerations of a Reverse Stock Split
The following is a general summary of certain material U.S. federal income tax considerations relating to the Reverse Stock Split that may be relevant to holders of our Common Stock. This summary only addresses a U.S. Holder (as defined below) who holds Common Stock as a capital asset for U.S. federal income tax purposes.
For purposes of this summary, a “U.S. Holder” means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.
This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, rulings and judicial decisions as of the date hereof, all of which may be changed, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary is general in nature and does not represent a detailed description of the U.S. federal income tax considerations to a stockholder in light of their particular circumstances. In addition, it does not represent a description of the U.S. federal income tax Considerations to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to U.S. Holders who may be subject to special tax rules, such as:
•
Partnerships (or entities or arrangements treated as partnerships for U.S. federal income tax purposes) and any beneficial owners thereof;

•
financial institutions or financial services entities;

•
insurance companies;

•
real estate investment trusts;

•
regulated investment companies;

•
Grantor trusts;

•
tax-exempt organizations;

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•
governments or agencies or instrumentalities thereof;

•
brokers, dealers or traders in securities or currencies;

•
stockholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes;

•
U.S. Holders that have a functional currency other than the U.S. dollar;

•
stockholders who actually or constructively own five percent or more of the Company’s voting stock;

•
U.S. expatriates; or

•
stockholders who acquire shares of our Common Stock in connection with employment or other performance of services.

Moreover, this description does not address any aspect of U.S. state or local tax, non-U.S. tax, the Medicare tax on net investment income, U.S. federal estate and gift tax, alternative minimum tax, or other U.S. federal income tax consideration or other tax consequences of the Reverse Stock Split.
If an entity classified as a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) for U.S. federal income tax purposes holds Common Stock, the tax treatment of an equity holder in such entity will generally depend on the status of such equity holder and the activities of such entity.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.
EACH STOCKHOLDER SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE PARTICULAR U.S. FEDERAL TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AS WELL AS THE CONSEQUENCES ARISING UNDER THE LAWS OF ANY OTHER TAXING JURISDICTION, INCLUDING ANY U.S. STATE OR LOCAL OR NON-U.S. TAX CONSEQUENCES.
Tax Consequences to the Company
The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. If the Reverse Stock Split qualifies as a recapitalization, then the Company will not recognize gain or loss as a result of the Reverse Stock Split.
Tax Consequences to U.S. Holders of the Reverse Stock Split
If the Reverse Stock Split qualifies as a recapitalization, then a U.S. Holder generally will not recognize gain or loss on the Reverse Stock Split. In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. Treasury regulations promulgated under the Code provide rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of Common Stock should recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the stockholder’s aggregate adjusted tax basis in the shares of Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. Stockholders should consult their own tax advisors regarding the tax consequences to them of a payment for fractional shares.
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ITEMS TO BE VOTED ON
Other Tax Considerations for U.S. Holders
The U.S. state and local tax consequences of the Reverse Stock Split may vary significantly as to each U.S. Holder depending upon the jurisdiction in which such holder resides. U.S. Holders are urged to consult their tax advisors regarding the specific tax consequences to them of the Reverse Stock Split, including the applicable U.S. federal, state and local and non-U.S. tax consequences, if any.
TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH U.S. HOLDER. ACCORDINGLY, EACH U.S. HOLDER IS ADVISED TO CONSULT THE HOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE U.S. HOLDER OF A REVERSE STOCK SPLIT.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal 1 that are not shared by all of our other stockholders, except to the extent of their ownership of shares of our Common Stock and other securities exercisable or exchangeable therefor. We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of our Common Stock or obtain control of our Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.
Reservation of Right to Abandon the Reverse Stock Split
Although we presently intend to effect the Reverse Stock Split to regain compliance with the Bid Price Rule, notwithstanding stockholder adoption and approval of the Reverse Stock Split, our Board will have discretion as to whether to effect the Reverse Stock Split and reserves the right to abandon the Reverse Stock Split without any further action by our stockholders if at any time prior to the effectiveness of the Certificate of Amendment, our Board determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of our company and our stockholders. If we do not effect the Reverse Stock Split by June 30, 2026, our Board will be deemed to have abandoned the Reverse Stock Split for each of the stockholder-approved ratios.
By voting in favor of the Reverse Stock Split, stockholders are also expressly authorizing our Board to determine not to proceed with, or abandon, the Reverse Stock Split if it should so decide. Additionally, if our Board determines to effect the Reverse Stock Split, the Certificate of Amendment setting forth the ratio approved by the Board will be filed with the Secretary of State of the State of Delaware and any amendment to effect the Reverse Stock Split at any of the other stockholder-approved ratios will be abandoned.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE STOCK SPLIT OF OUR OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF ANY WHOLE NUMBER BETWEEN 1-FOR-5 AND 1-FOR-30, THE IMPLEMENTATION AND TIMING OF WHICH SHALL BE SUBJECT TO THE DISCRETION OF THE BOARD
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ITEMS TO BE VOTED ON
PROPOSAL 2: APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSAL OR TO ESTABLISH A QUORUM
In the event that the number of shares of Common Stock present virtually or represented by proxy at the Special Meeting and voting “FOR” the adoption of the foregoing proposal in this Proxy Statement is insufficient to approve such proposal or in the absence of a quorum, we may move to adjourn the Special Meeting in order to enable us to solicit additional proxies in favor of the adoption of such proposal or in the absence of a quorum. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the Special Meeting.
For the avoidance of doubt, any proxy authorizing the adjournment of the Special Meeting shall also authorize successive adjournments thereof, at any meeting so adjourned, to the extent necessary for us to solicit additional proxies in favor of the adoption of such proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING TO THE EXTENT THERE ARE INSUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE THE PRECEDING PROPOSAL OR TO ESTABLISH A QUORUM
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OTHER INFORMATION
OTHER MATTERS
The Special Meeting is only called for the purposes set forth in the Notice. The Board does not know of any other matters to be considered by the stockholders at the Special Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Special Meeting and that are not known to the Board at the date this Proxy Statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR OUR NEXT ANNUAL MEETING
Stockholders intending to present a proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders must submit a proposal that is received at our principal executive offices no later than December 29, 2025, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2025 Annual Meeting of Stockholders. Proposals must be sent via registered, certified, or express mail (or other means that allows the stockholder to determine when the proposal was received by the Secretary) to our Secretary at Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Secretary, and also must comply with the SEC’s regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.
Stockholders intending to present a proposal or nominate a director for election at our 2026 Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the Secretary of the Company receive the proposal or nomination no earlier than the close of business on the 120th day, and no later than the close of business on the 90th day, prior to the first anniversary of the preceding year’s annual meeting. Accordingly, for our 2026 Annual Meeting of Stockholders, our Secretary must receive the proposal or nomination no earlier than February 12, 2026 and no later than the close of business on March 14, 2026. However, if we change the date of the 2026 Annual Meeting of Stockholders by more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, stockholder proposals must be received no later than the close of business on the later of the 90th day prior to the scheduled date of the meeting and the tenth day following the day on which public notice of the meeting was first made. Proposals must contain the information required under our Bylaws, a copy of which is available upon request to our Corporate Secretary. If the stockholder does not meet the applicable deadlines or comply with the requirements of SEC Rule 14a-4, we may exercise discretionary voting authority under proxies we solicit to vote, in accordance with our best judgment, on any such proposal.
In addition, to comply with the universal proxy rules, stockholders intending to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in the timeline provided under our Bylaws.
STOCKHOLDER COMMUNICATIONS TO THE BOARD
Stockholders and other interested parties may communicate with the Board by writing to the Secretary, Century Therapeutics, Inc., 25 North 38th Street, 11th Floor, Philadelphia, PA 19104. Communications intended for a specific director or directors should be addressed to their attention to the Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Secretary, in his or her discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.
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Appendix A
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
CENTURY THERAPEUTICS, INC.
Century Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:
1.
The name of this corporation is Century Therapeutics, Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on February 25, 2021. Pursuant to Section 242 of the DGCL, this Certificate of Amendment (this “Certificate of Amendment”) amends certain provisions of the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Charter”).

2.
This Certificate of Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3.
That two new paragraphs of Article FOURTH of the Charter be and hereby is inserted immediately preceding the existing first paragraph (listing the authorized classes and shares of stock of the Corporation) as follows:

“Effective upon the effective time of this Certificate of Amendment (the “Amendment Effective Time”), a one for [        ] reverse stock split of the Common Stock (as defined in this Article IV) shall become effective, pursuant to which each [        ] (the “Reverse Stock Split Number”) shares of Common Stock issued and outstanding and held of record by each stockholder of the Corporation or issued and held by the Corporation in treasury immediately prior to the Amendment Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock, automatically and without any action by the holder thereof and shall represent one share of Common Stock from and after the Amendment Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of or in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split, following the Amendment Effective Time, shall be entitled to receive a cash payment (without interest) in lieu of such fractional share equal to the fraction of which such holder would otherwise be entitled multiplied by the average of the closing sales price per share of the Common Stock (as adjusted to give effect to the Reverse Stock Split) on The Nasdaq Capital Market during regular trading hours for the five (5) consecutive trading days immediately preceding the Amendment Effective Time.
Each stock certificate or book entry position that, immediately prior to the Amendment Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Amendment Effective Time shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Amendment Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified as well as the right to receive cash in lieu of fractional shares of Common Stock after the Amendment Effective Time; provided, however, that each stockholder of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Amendment Effective Time shall receive, upon surrender of such certificate, a new book entry position evidencing and representing the number of whole shares of Common Stock after the Amendment Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.”
4.
This Certificate of Amendment shall become effective at 12:01 a.m., Eastern Time, on [             ], 2026.

5.
All other provisions of the Charter shall remain in full force and effect.

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Appendix A
IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this [   ] day of [           ], 2026.
CENTURY THERAPEUTICS, INC.
By:

Name:
Brent Pfeiffenberger, Pharm.D.

Title:
President and Chief Executive Officer

Notice of Special Meeting of Stockholders and 2025 Proxy Statement | A-2

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 from outside the US any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit the website edge.media-server.com/mmc/p/xqpg9wru and use the password century2026. Be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030003000000000000 8 012226 COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. SPECIAL MEETING OF STOCKHOLDERS OF CENTURY THERAPEUTICS, INC. January 22, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at www.astproxyportal.com/ast/24419 1. Approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's outstanding shares of common stock, par value $0.0001 per share, by a ratio of any whole number between 1-for-5 and 1-for-30, the implementation and timing of which shall be subject to the discretion of the Company's Board of Directors. 2. Approval of adjournment of the Special Meeting to the extent there are insufficient votes at the Special Meeting to approve the preceding proposal or to establish a quorum. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. FOR AGAINST ABSTAIN

14475 CENTURY THERAPEUTICS, INC. Proxy for Special Meeting of Stockholders on January 22, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Brent Pfeiffenberger, Pharm.D. and Douglas Carr, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Century Therapeutics, Inc., to be held on Thursday, January 22, 2026, at 9:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side) 1.1 14475